                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 30, 2002

                                   ----------


                          HASTINGS ENTERTAINMENT, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      TEXAS
                                      -----
         (State or other jurisdiction of incorporation or organization)


             000-24381                              75-1386375
      ------------------------      ---------------------------------------
      (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


          3601 PLAINS BLVD, AMARILLO, TEXAS                       79102
       ----------------------------------------                 ----------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                 (806) 351-2300
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
                                      ----
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                          HASTINGS ENTERTAINMENT, INC.



Item 5. Other Items

In a press release dated January 30, 2002, Hastings Entertainment, Inc. (the "Company") announced the appointment of Daryl Lansdale and Ann Lieff to its board of directors. In addition, the Company announced the resignation of Craig Lentzsch from its board of directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  99       Press release dated January 30, 2002.


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                          HASTINGS ENTERTAINMENT, INC.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2002        Hastings Entertainment, Inc.
                                (Registrant)


                                By:  /s/ Dan Crow
                                   ---------------------------------------------
                                   Dan Crow
                                   Vice President,
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


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                                INDEX TO EXHIBIT


EXHIBIT
NUMBER         DESCRIPTION
------         -----------
99             Press release dated January 30, 2002.